Net Income Per Share	12 Months Ended
Dec. 31, 2016
Net Income Per Share
Net Income Per Share

20.Net Income Per Share

The following table sets forth the computation of basic and diluted net income per share for the years ended December 31, 2014, 2015 and 2016:

	For the year ended December 31,
	2014	2015	2016
Numerator (RMB in thousands):
Net income attributable to NetEase, Inc.’s shareholders for basic/dilutive net income per share calculation	4,756,623	6,735,108	11,604,520

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,264,450	3,284,382	3,281,729
Dilutive effect of employee stock options and restricted share units	12,599	20,831	25,380

Weighted average number of ordinary shares outstanding, diluted	3,277,049	3,305,213	3,307,109

Net income per share, basic (RMB)	1.46	2.05	3.54

Net income per share, diluted (RMB)	1.45	2.04	3.51

Basic net income per share is computed using the weighted average number of the ordinary shares outstanding during the year. Diluted net income per share is computed using the weighted average number of ordinary shares and potential ordinary shares outstanding during the year. For the years ended December 31, 2014, 2015 and 2016, options to purchase ordinary shares and RSUs that were anti-dilutive and excluded from the calculation of diluted net income per share totaled approximately 3.2  million shares, 2.1 million shares and 2.7 million shares, respectively.